UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2017

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 24, 2017, Intercontinental Exchange, Inc. (“ICE”) issued a press release announcing IntercontinentalExchange Holdings (“ICEH”), a wholly-owned subsidiary of ICE, had entered into a share purchase agreement (the “Agreement”) by and among ICEH, as purchaser, each of The Royal Bank of Scotland plc and RBS AA Holdings (UK) Limited (the “Sellers”) as sellers and ICE as guarantor of ICEH’s payment obligations under the Agreement, for the acquisition of the ordinary shares held by the Sellers (the “Sale Shares”) in Euroclear plc (“Euroclear”), which amounts to a 4.7% stake in Euroclear (the “Transaction”). Euroclear is a leading provider of post-trade services, including settlement, central securities depositories and related services for cross-border transactions across asset classes.

The Agreement contains customary warranties for a transaction of this kind and, as the Transaction was not subject to any conditions, closing occurred immediately after signing of the Agreement. At closing, ICEH paid the consideration for the Transaction of EUR275,000,000. The Agreement also contains anti-embarrassment provisions, pursuant to which ICEH will pay additional consideration for any disposition of the Sale Shares, or acquisition of further shares in Euroclear, by ICEH or an affiliate within the 12 months following closing of the Transaction (or any such acquisition or disposition that is agreed within such 12 month period, but which takes effect within the 18 months following the closing date). The anti-embarrassment provisions are subject to carve-outs, including for change of control transactions. The additional consideration broadly entitles the Sellers to share in 50% of any profit ICEH (or an affiliate) makes on a disposition of the Sale Shares, or 50% of any price at which ICEH (or an affiliate) acquires additional shares in Euroclear in excess of the purchase price paid to the Sellers.

ICE anticipates having one representative join the board of directors of Euroclear.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1       Press Release dated October 24, 2017

____________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date: October 24, 2017